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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)            January 28, 2000
                                                  ------------------------------

                                quepasa.com, inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

          0-25565                                       86-0879433
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    (Commission File Number)                   (IRS Employee Identification No.)

       400 E. Van Buren, Fourth Floor, Phoenix, Arizona               85004
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         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (602) 716-0100
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     On January 28, 2000, the Registrant completed its previously announced acquisition of eTrato.com, Inc., a predominantly Spanish language auction website. The Registrant issued 1,363,363 shares of its common stock and a promissory note for $1,250,000 to the shareholders of eTrato.com.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           quepasa.com, inc.
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                                                             (Registrant)

Date:  February 11, 2000
                                                   By: /s/ JUAN C. GALAN
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                                                        Juan C. Galan
                                                        Chief Financial Officer